UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): April 20, 2016
PLEXUS CORP.
______________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, WI               54957
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2016, Dean A. Foate, the Chairman, President and Chief Executive Officer of Plexus Corp. (the “Company”), informed the Company of his intention to retire as President and Chief Executive Officer, effective October 1, 2016, the last day of the Company’s 2016 fiscal year. In connection therewith, the Board of Directors appointed Mr. Foate as the Executive Chairman of the Board (which will not be deemed an executive officer position), effective October 2, 2016.
Also on April 20, 2016, and in accordance with the Company’s succession planning process and efforts, the Board of Directors elected Todd P. Kelsey as the Company’s President and Chief Executive Officer, effective October 2, 2016.
Mr. Kelsey, age 51, joined Plexus in 1994 as a Design Engineer in the Company’s Engineering Solutions Group, and has served as Executive Vice President and Chief Operating Officer since 2013. Previously, from 2011 to 2013, Mr. Kelsey served as Plexus’ Executive Vice President - Global Customer Services, and prior thereto as Senior Vice President - Global Customer Services and Senior Vice President - Engineering Solutions. Mr. Kelsey earned bachelor’s and master’s degrees in electrical engineering from the University of Wisconsin-Madison and a master’s degree in business administration from the University of Wisconsin-Oshkosh.
Compensation arrangements for Messrs. Foate and Kelsey in their new positions will be determined at a later date. For information regarding their current compensation, see the Company’s Definitive Proxy Statement for its 2016 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on December 14, 2015.
There are no arrangements or understandings between Messrs. Foate and Kelsey and any other person pursuant to which they were selected to serve in the roles described above, nor do any of these individuals have any familial relationship with any director or executive officer of the Company. There are not any transactions in which Messrs. Foate or Kelsey has an interest requiring disclosure under Item 404(a) of Regulation S-K.
A copy of the Company’s related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
99.1    Plexus Corp. Press Release, dated April 20, 2016.

* * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 20, 2016                    PLEXUS CORP.
(Registrant)

By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Plexus Corp.
Exhibit Index
to
Form 8-K, dated April 20, 2016

Exhibit Number	Description
99.1	Plexus Corp. Press Release, dated April 20, 2016.